UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07853

                            Kalmar Pooled Investment Trust

(Exact name of registrant as specified in charter)

Barley Mill House

3701 Kennett Pike

                                    Wilmington, DE  19807

(Address of principal executive offices) (Zip code)

Ford B. Draper, Jr., President

Barley Mill House

3701 Kennett Pike

                                      Wilmington, DE  19807

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-463-6670

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

Kalmar “Growth-with-Value” Small Cap Fund

Annual Report

December 31, 2013

This report has been prepared for the general information of Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR

POOLED

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TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report from Management

December 31, 2013

January 30, 2014

Dear Fellow Shareholders and Friends:

In the lexicon of the past few years, 2013 was certainly a “risk-on” year for U.S. equity investors overall and particularly for smaller company investors. The Russell 2000 Index had its fourth best year ever, with the Growth subset of the Index performing 4.5% better, ending the year up 43.3%. Despite a Fourth Quarter that saw the small stock indexes advance powerfully, investors mixed a little caution into the otherwise “pedal to the metal” behavior that was most rewarded in the market last year. Accordingly, the S&P 500 outperformed them quarterly for the first time in 2013. Also, while the three smallest market cap quintiles within the Russell 2000 Growth Index outperformed notably again and stocks with prices under $5 were far stronger than those with higher prices, at the same time – in a seemingly tentative shift from earlier in the year – investors favored companies in the highest ROE quintiles, companies with lower rather than high-to-infinite P/E’s, and companies with lower expected growth rates. These Fourth Quarter performance influences represented a mixed environment for Kalmar’s investment style, yet good stock picking helped us outperform for December and the full Fourth Quarter in the Kalmar “Growth-with-Value” Small Cap Fund.

Total Returns % As of 12/31/13
		Average Annualized Total Returns %
	QTD	1-Yr	3-Yr	5-Yr	10-Yr	Since Inception 4/11/97
KGSCX — Investor Class[a]	8.56	43.14	17.80	24.05	9.55	10.03
KGSAX — Advisor Class[b]	8.56	43.14	17.80	24.05	9.55	10.03
KGSIX — Institutional Class[c]	8.56	43.14	17.80	24.05	9.55	10.03
Russell 2000 Growth® Index	8.17	43.30	16.82	22.58	9.41	7.29
Russell 2000® Index	8.72	38.82	15.67	20.08	9.07	8.95
S&P 500 Index	10.50	32.44	16.19	17.90	7.37	7.38

Note: Returns shown longer than 1-year are annualized. The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal values will fluctuate, and upon redemption shares may be worth more or less than original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Contact the investment adviser at 800-463-6670 to obtain performance current to the most recent month-end. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expenses for the Investor, Advisor and Institutional classes, as stated in the current prospectus, are 1.52%, 1.37% and 1.27%, respectively. This rate can fluctuate and may differ from that printed in the prospectus. As of December 31, 2013, the expense ratios were 1.29%, 1.32% and 1.22% respectively. The Fund imposes a 2.0% redemption fee on shares redeemed within 90 days of purchase. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. You cannot invest directly in an index. aInvestor class performance prior to May 1, 2013 reflects certain sub-accounting and shareholder

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Report from Management — continued

services fees similar to the formal Shareholder Services Fees plan initiated on that date and deducted from the Fund’s assets at the annualized rate of 0.25%. bAdvisor Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until July 18, 2013. Advisor Class performance prior to July 19, 2013 is the performance of the Investor Class. cInstitutional Class federal registration was effective beginning April 22, 2013 but the class did not begin operations until May 14, 2013. Institutional Class performance prior to May 15, 2013 is the performance of the Investor Class.

It is our full year 2013 performance, however, that most gratifies us on behalf of shareholders. The principal reason is that, despite the slight shift at year-end, for the full year low market cap and low quality performance factors clearly dominated returns among smaller companies. Driving performance conspicuously for the year were the very smallest market caps, the non-earners, the lowest-ROE’s, the higher-Beta’s, and the highest-debt-to-cap stocks. This had the biggest negative impact on our comparative performance in the First Quarter when the Kalmar Fund lagged our primary benchmark, the Russell 2000 Growth, by approximately 3.0% percentage points. Critically, Kalmar maintained conviction in our company research and our commitment to high quality business ownership, to inefficient valuations which we judged could rise, and to employing strong risk control in all aspects of the investment process. Despite the persistence of the low quality trends throughout the following nine months, we gradually pulled back to effectively even with the Fund’s powerful benchmark, while importantly taking less risk. Witness the fact that this fine performance for the year came despite a very large underweight to the highest performing sector in the Index, namely Health Care, because for sensible risk control reasons we elect to avoid the volatility, binary risk, cash burn, and money-losing character of the many small speculative Pharma and Biotech stocks that comprise half that sector in the Russell 2000. (You’ve heard this litany from Kalmar many times before.) We believe a good job for the year 2013, thanks to the collective capabilities of Kalmar’s experienced team and the fundamental productivity of our “Growth-with-Value” investment philosophy.

Fourth Quarter Performance Attribution (Please recall that Kalmar invests bottom-up, not top-down sectorally.)

Evaluating the Fourth Quarter in general, our longer term “stock selection” was the prime driver of good returns, as it was all year. That positive effect was partially offset by a slightly rising cash position that came about as we rigorously employed our “peel the onion” strategy to pare back positions as short term price targets were met and market valuations continued to expand. Though our pipeline of new ideas is fertile, we were temporarily a bit cautious redeploying cash as we either trimmed or sold holdings outright.

Looking at performance attribution specifically, our holdings in the Technology sector – our largest sectoral allocation – contributed the most and were up approximately double the overall sector. Our holdings in the Materials & Processing, Financial Services, Health Care, and Consumer Staples sectors also contributed to relative returns. It is interesting to note that this quarter within Health Care the Biotech industry was essentially flat while the Pharma industry was strong and outperformed both the sector and the overall benchmark. In past periods these two industries have moved approximately in tandem with each other. Our Health Care results contributed this quarter because we enjoyed good results from most of our holdings there and our single holdings from both the

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Report from Management — continued

Biotech and Pharma industries outperformed nicely. Offsetting these contributions was relative underperformance among our holdings in the Consumer Discretionary and Energy sectors. Aside from the more meaningful impact of cash mentioned above, our sector weighting differentials made little difference to relative return individually or in aggregate.

Recent Portfolio Activity1

During the Fourth Quarter we purchased 3 new holdings for the Kalmar Fund (and sold 13 completely) “Peel the Onion” trim and “Beef Up” decisions were active in our effort to optimize future portfolio reward-to-risk and, as mentioned, to control risk. Examples of recent new purchases include:

•

Stein Mart, Inc.[2] (SMRT) Market Cap $600 Million: This small-box department store concept offers every-day low prices that are as much as 60% off department store regular prices along with higher levels of customer service. We anticipate growth from improved merchandising, a reinvigorated home department, a re-launched E-commerce website, growth in their relatively new private label credit card, and a re-acceleration in new store expansion.

•

Electronics for Imaging, Inc.[3] Market Cap $1.5 Billion: The company provides large format digital inkjet printers, printing process automation software solutions, and color digital print controllers. It appears to be transforming its business into a higher margin, higher recurring revenue business model with the benefit of new products, new markets, and the productive reinvestment of its growing free cash flow.

•

Vitamin Shoppe, Inc.[4] (VSI) Market Cap† $1.7 Billion: We believe this specialty retailer can benefit from a confluence of factors that may drive revenues, and earnings higher, namely, new store growth, targeted marketing into its loyalty card program, growing e-commerce sales, and expanding private label product offerings.

Portfolio Positioning

Kalmar invests with a forward horizon of at least one to several years, seeking strong returns with lower risk over longer time frames. We don’t attempt to trade short term themes and sector shifts. Our research is intensely bottom-up focused

[1]	The information provided in this commentary is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security. There is no guarantee that the portfolio will continue to hold any one particular security or stay invested in any one particular sector or that any stock mentioned will be successful. This commentary is not representative of all securities purchased or sold for the portfolio. Holdings are subject to change. Kalmar Investments will provide a list of security purchases and sales for the past 12 months upon request.
[2]	Stein Mart, Inc. (0.4% % of the Kalmar Fund assets as of 12/31/2013)
[3]	Electronics for Imaging, Inc. (0.5% of % of the Kalmar Fund assets as of 12/31/13)
[4]	Vitamin Shoppe, Inc. (0.7% of % of the Kalmar Fund assets as of 12/31/13)

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Report from Management — continued

on developing proprietary conviction in a company’s fundamental ability to deliver above-expectation competitive gains, revenue growth, margin expansion, earnings progress, and cash generation. Accordingly, our sector weights evolve slowly and organically over market cycles.

That said, our bottom-up research has led the Kalmar Fund to be overweight in the Materials & Processing, Producer Durables, and Technology sectors. These sectors of the economy offer many opportunities to qualify growth companies with special attributes such as intellectual property, niche expertise, or manufacturing/service dominance, to name a few, that can be leveraged across the globe rather than just in the U.S., which can give them larger addressable markets and longer runway for potential growth. Though more economically sensitive, such companies can have relatively fewer competitors, which enhances pricing power, while their regulatory oversight can be less onerous than in other industries. Further, unlike many growth stocks now, certain of these companies trade at moderate multiples of 2014 and 2015 consensus earnings expectations. This should make for attractive reward-to-risk opportunities, particularly when our research can develop a differentiated earnings power assessment for the particular business. And if we are indeed on the cusp of improving world growth, this could also provide a helpful tailwind for such companies.

In contrast, we remain underweight in the Health Care and Financial Services sectors. The Health Care underweight results mostly from our oft-described risk control discipline to avoid the “binary risk” and other higher risk/lower reward characteristics of many smaller limited-product Pharmaceutical and Biotech companies, such as speculative valuations, negative earnings, and cash burn. Moreover, policy uncertainty related to “Obamacare” as it will impact Health Care services and reimbursement rates makes it that much more difficult to find companies able to lower costs, improve patient outcomes, and grow unimpeded. We think better opportunities can be found elsewhere. The same is true of the now more highly regulated Financial Services sector, where we have been systematically underweight for years. This is because most garden-variety banks, insurers, finance companies, and REITs either broadly do not meet our growth investment criteria or have unacceptable “transparency risk” related to the quality of their assets when they attempt to grow rapidly. For graphic examples, just think back to the Financial Crisis.

While purposefully avoiding direct investment in smaller Biotechs, or Banks with outsized growth ambitions, or other volatile groups like commodity-dependent companies, Kalmar invests in such industries indirectly by identifying service companies supplying their particular needs, or the needs of their customers, without taking on the sorts of risks referred to above. Related to Biotech binary risk for instance, think of the good growth companies that developed selling picks and shovels to the miners during the gold rush, rather than the difficulty of attempting to divine in advance the scarce few in the gold camps that would ever actually strike paydirt.

That said, Biotechs in the Russell 2000 index comprise such a large 7% weighting that it is nearly impossible to create adequate indirect exposure when such a group is on fire like recently. The good news is that such periods have generally been short-lived and self-correcting, though this one is proving longer-lived, primarily because of takeovers by Big Pharma seeking to boost their drug pipelines. Still, in the interest of better risk control, if we can’t

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Report from Management — continued

create indirect angle shots, then we accept the consequences when some group that doesn’t meet our rigorous investment criteria fires up. Whatever the momentary outcome, over time this particular risk-avoidance practice has proven to be beneficial to longer term portfolio returns while also damping volatility. Moreover, good fundamental stock picking in systematically underweighted groups can deliver significant relative contribution vis-à-vis the indexes. Witness the big impact our few differentiated Financial Service holdings had in the Fund portfolio for the Year 2013.

Reasonable valuation is a critical concept of course. Much of 2013’s strong equity returns came from rising stock valuations in certain areas, plus an expanding market multiple generally, rather than commensurately strong corporate earnings growth. Ballooning valuation was most notable in several areas, some not especially healthy. Examples include: many Micro-Caps; low quality/non-earnings companies; Biotechs; some Consumer Staples names; social media stocks, IPO’s and the like; as well as purportedly bullet-proof ultra high revenue growth companies with little earnings. Performance/momentum chasing accounted for much of this. So, how in such an environment does Kalmar cope with this performance influence, attempt to protect against excesses, and create future opportunities?

First, Kalmar is avoiding what appear to be extremes by maintaining our quality and valuation disciplines – yet nevertheless has succeeded in running neck and neck with the exceptionally strong yet low-quality-driven Russell 2000 Growth index return for the year 2013, importantly with less risk taken. Second, we are carefully adhering to our “Peel the Onion” strategy that seeks to successfully harvest partial positions in winning stocks when they exceed our short term price targets. The intended benefits of this are to maintain a reasonable valuation for the overall portfolio, guard against unforeseen company mis-steps or competitive threats, and create capital for re-deployment into new quality-growth holdings at inefficient valuations.

Arguably, in today’s more highly valued market and slow economy, finding high reward with low risk opportunities is a challenge. Nevertheless, the seasoning and creativity of Kalmar’s investment team, the benefits of purposefully casting a wide research net into areas not necessarily considered “growthy”, plus a longer term focus than employed by many investors assists this process. So does the discovery opportunity inherent in the several-thousand-stock small stock universe and the deep knowledge base, which we continually feed, of Kalmar’s 10-person investment team. Suffice to say that we have still been able to refresh the Fund portfolio with new opportunities that complement our longer term positions.

Economic and Market Outlook

Since fall 2012 Kalmar has been up-beat on U.S. equity market prospects, more so than many observers. In part this was because we have believed for an extended period that the U.S. is the best house on the world block. That conviction, coupled with our more positive views on the economic and market outlook for 2013, have been well rewarded despite substantial economic and policy uncertainties and political gridlock. We also remain several-year bullish, though there will be significant corrections along the way – possibly triggered by overvaluation or third world events, who knows – and inevitably greater market volatility than in 2013.

KALMAR

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Report from Management — continued

Our view is pretty simple: Despite the internationally embarrassing dysfunction in Washington – and the more highly valued market – the U.S. Economy is gradually strengthening. Layoffs are dwindling, hiring and capital spending plans are rising, the wealth effect is now a positive, and housing has moved from a substantial drag to a cyclical driver. Europe has bottomed and green shoots are sprouting. Japan too, but somewhat more robustly so. China’s growth trajectory will be benefitted by all this – though its economy is in a definite slowing trend and a blow-up in its debt-fueled financial and shadow banking system probably represents the biggest risk to developed markets among the “known unknowns”. Even more so in case of such a dangerous event, concerted central bank stimulus likely would continue to support the global economy and “tapering” will be gradual both here and abroad. We appear some time away from monetary tightening. Moreover, with significant output gaps in many economies and a potential gathering of positives, we do not envisage recession risk for several years – rather a probable improvement in the rate of U.S. and world growth – which we believe can support market valuations on rising earnings.

This possibility suggests to us an on-going beneficial outlook for equities, continuation of a gradual secular shift from bonds to stocks, and potentially good 2014 returns as well when all is said and done. Kindly remember, though, that Kalmar manages the Fund holdings by holding bottom-up, seeking companies that can thrive against a range of economic outcomes and not against the dictates of any specific scenario. Also remember that for shareholders we seek to avoid swing-for-the-fences volatility in favor of longer term, strong risk-adjusted returns.

Organizational Developments

Things go very well at Kalmar. Morale and energy are high throughout. Our 10-person investment team, we believe, is the deepest and most capable in the firm’s history – and like our trading operations, admin/compliance, and client service teams – is stable, productive, and motivated to succeed for shareholders.

We wish you all a successful, healthy, and prosperous New Year. As discouraging as things often are in Washington, in the U.S. broadly as well as internationally the outlook is better. There appears to be a synchronized but gradual global expansion underway that could succeed in raising growth without boosting inflation significantly for some time. If this were to transpire, it should be a good combination for future equity returns.

Yours faithfully,

Ford B. Draper, Jr., President

Kalmar Pooled Investment Trust

KALMAR

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Report from Management — continued

IMPORTANT INFORMATION

Kalmar’s comments reflect the investment adviser’s general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Kalmar Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks. Kalmar invests in growth stocks with the potential for significant growth and may be more volatile because they are more sensitive to market conditions. Kalmar may seek to buy these stocks at undervalued prices and this involves the risk that the securities may remain undervalued for an extended period of time and may not realize its full potential. Market or economic conditions can vary widely over time and can result in a loss of portfolio value.

Current and future portfolio holdings are subject risk. There is no guarantee that the Kalmar Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself. This commentary is not representative of all securities purchased or sold for the Kalmar Fund. Holdings are subject to change. Kalmar Investments will provide a list of security purchases and sales for the past 12 months upon request. The market cap values are shown at time of purchase.

ROE (Return on equity) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested. Beta measures a portfolio’s sensitivity to market movements. The beta of the market is 1.00 by definition.

The Kalmar “Growth-with-Value” Small Cap Fund’s benchmark is the Russell 2000® Growth. The Russell 2000® Growth Index is reconstituted annually and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 2000® Index covers up to 2,000 companies in the U.S. market. The Russell 2000® Index and Russell 2000 Growth® Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments. For comparative purposes, the S&P 500 index is shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity securities market.

The indices mentioned here-in are unmanaged and not available for direct investment. Unlike a mutual fund, the performance of these indices assumes no taxes, transaction costs, management fees or other expenses.

Shares of the Kalmar Pooled Investment Trust are distributed by Foreside Funds Distributors LLC, Berwyn, PA., not an adviser affiliate.

KALMAR

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Report from Management — concluded

Kalmar Pooled Investment Trust — “Growth-with-Value” Small Cap Fund — Investor Class Shares

Growth of $10,000 vs. The Russell 2000® Growth Index and The Russell 2000® Index

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 800-463-6670. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s annual gross operating expense, as stated in the current prospectus, is 1.52%, 1.27% and 1.37% with respect to the Investor Class, the Institutional Class and the Advisor Class. This rate can fluctuate and may differ from the actual expenses incurred for the period covered by this report. The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. No recoupment will occur unless the expenses of a Class or the Fund are below the Expense Limitation. The Fund imposes a 2% redemption fee calculated as a percentage of the amount redeemed and is charged only if shares are redeemed within 90 days of purchase.

The Russell 2000® Growth and the Russell 2000® indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses. It is not possible to invest directly into an index.

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Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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Fund Expense Example — concluded

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Kalmar “Growth-with-Value” Small-Cap Fund
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013
Investor Class*
Actual	$1,000.00	$1,230.80	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.69	$6.58
Institutional Class**
Actual	$1,000.00	$1,230.10	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.20
Advisor Class***
Actual	$1,000.00	$1,154.80	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$6.69

*	Expenses are equal to the Investor Class’s annualized expense ratio of 1.29% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Investor Class’s ending account value on the first line in the table is based on its actual total return of 23.08% for the six-month period of July 1, 2013 to December 31, 2013.
**	The Fund began issuing Institutional Class on May 15, 2013. Expenses are equal to the Institutional Class’s annualized expense ratio of 1.22% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Institutional Class’s ending account value on the first line in the table is based on its actual total return of 23.01% for the six-month period of July 1, 2013 to December 31, 2013.
***	The Fund began issuing Advisor Class on July 19, 2013. Actual expenses are equal to the Advisor Class’s annualized expense ratio of 1.32% multiplied by the average account value over the period, multiplied by 166 days/365 days (to reflect the period July 19, 2013 through December 31, 2013). Hypothetical expenses reflect the full one-half year period (184 days). The Advisor Class’s ending account value on the first line in the table is based on its actual return of 15.48% for the period of July 19, 2013 to December 31, 2013.

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Portfolio Holdings Summary Table

December 31, 2013

(Unaudited)

	% of Net Assets	Value
Common Stock:
Technology	25.9%	$234,790,488
Consumer Discretionary	18.6	168,420,858
Producer Durables	13.1	118,945,203
Materials & Processing	10.1	90,925,265
Healthcare	9.4	85,081,201
Financial Services	6.1	54,885,900
Energy	4.7	42,833,085
Consumer Staples	2.1	19,009,212
Utilities	0.6	5,734,914
Exchange-Traded Fund	5.8	52,205,905
Money Market Security	3.6	33,076,113
Securities Lending Collateral	9.6	86,666,639

Total Investments	109.6	992,574,783
Liabilities In Excess Of Other Assets	(9.6)	(86,717,960)

NET ASSETS — 100.0%	100.0%	$905,856,823

See Accompanying Notes to Financial Statements

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Schedule of Investments

December 31, 2013

	Shares	Value (Note 2)
Common Stock — 90.6%
Consumer Discretionary — 18.6%
AUTO PARTS — 1.0%
Fox Factory Holding Corp. *	71,020	$1,251,372
LKQ Corp. *	248,750	8,183,875

		9,435,247

COSMETICS — 0.4%
Elizabeth Arden, Inc. *	111,318	3,946,222

ENTERTAINMENT — 1.9%
Imax Corp. (Canada) * (a)	282,385	8,324,709
Live Nation Entertainment, Inc. *	463,985	9,168,344

		17,493,053

LEISURE TIME — 1.7%
Life Time Fitness, Inc. *	323,930	15,224,709

RESTAURANTS — 1.6%
Krispy Kreme Doughnuts, Inc. *	724,775	13,980,909

SPECIALTY RETAIL — 10.2%
Conn’s, Inc. *	223,810	17,633,989
DSW, Inc. (A Shares)	430,110	18,378,600
Monro Muffler Brake, Inc. (a)	117,955	6,647,944
Pier 1 Imports, Inc.	382,095	8,818,753
Stage Stores, Inc.	411,600	9,145,752
Stein Mart, Inc.	300,400	4,040,380
Tractor Supply Co.	119,360	9,259,949
Ulta Salon Cosmetics & Fragrance, Inc. *	71,340	6,885,737
Vitamin Shoppe, Inc. *	130,580	6,791,466
Zumiez, Inc. *	175,795	4,570,670

		92,173,240

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2013

	Shares	Value (Note 2)
Consumer Discretionary — (Continued)
TEXTILES APPAREL & SHOES — 1.8%
Oxford Industries, Inc.	200,415	$16,167,478

TOTAL CONSUMER DISCRETIONARY		168,420,858

Consumer Staples — 2.1%
FOODS — 2.1%
United Natural Foods, Inc. *	252,145	19,009,212

TOTAL CONSUMER STAPLES		19,009,212

Energy — 4.7%
OFFSHORE DRILLING & OTHER SERVICES — 0.6%
Atwood Oceanics, Inc. *	107,925	5,762,116

OIL: CRUDE PRODUCERS — 4.1%
Bonanza Creek Energy, Inc. *	143,300	6,229,251
Magnum Hunter Resources Corp. * (a)	1,862,805	13,617,105
PDC Energy, Inc. *	123,105	6,551,648
Rex Energy Corp. *	541,500	10,672,965

		37,070,969

TOTAL ENERGY		42,833,085

Financial Services — 6.1%
ASSET MANAGEMENT & CUSTODIAN — 1.1%
Financial Engines, Inc.	141,050	9,800,154

CONSUMER LENDING — 1.5%
Encore Capital Group, Inc. *	275,960	13,869,750

FINANCIAL DATA & SYSTEMS — 3.5%
Alliance Data Systems Corp. *	63,285	16,639,525
WageWorks, Inc. *	245,230	14,576,471

		31,215,996

TOTAL FINANCIAL SERVICES		54,885,900

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2013

	Shares	Value (Note 2)
Healthcare — 9.4%
BIOTECHNOLOGY — 0.6%
Repligen Corp. *	392,105	$5,348,312

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES — 4.3%
Cooper Companies, Inc. (The)	127,560	15,797,030
ResMed, Inc. (a)	124,550	5,863,814
Vascular Solutions, Inc. *	55,113	1,275,866
West Pharmaceutical Services, Inc.	324,580	15,923,895

		38,860,605

MEDICAL EQUIPMENT — 3.6%
Cyberonics, Inc. *	152,765	10,007,635
Haemonetics Corp. *	171,425	7,222,135
Luminex Corp. *	373,000	7,236,200
Spectranetics Corp. *	319,925	7,998,125

		32,464,095

PHARMACEUTICALS — 0.9%
Akorn, Inc. *	341,380	8,408,189

TOTAL HEALTHCARE		85,081,201

Materials & Processing — 10.1%
BUILDING MATERIALS — 1.7%
NCI Building Systems, Inc. *	282,525	4,955,489
Trex Co., Inc. *	132,940	10,572,718

		15,528,207

CHEMICALS: DIVERSIFIED — 4.5%
Albemarle Corp.	129,095	8,183,332
Chemtura Corp. *	271,315	7,575,115
PolyOne Corp.	716,269	25,320,109

		41,078,556

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2013

	Shares	Value (Note 2)
Materials & Processing — (Continued)
CHEMICALS: SPECIALTY — 0.7%
Polypore International, Inc. * (a)	151,145	$5,879,541

DIVERSIFIED MATERIALS & PROCESSING — 2.0%
Belden, Inc.	254,515	17,930,582

STEEL — 1.2%
Carpenter Technology Corp. (a)	168,945	10,508,379

TOTAL MATERIALS & PROCESSING		90,925,265

Producer Durables — 13.1%
BACK OFFICE SUPPORT, HR, AND CONSULTING — 1.6%
Corporate Executive Board Co.	101,285	7,842,498
WNS Holdings, Ltd., ADR *	292,529	6,409,310

		14,251,808

COMMERCIAL SERVICES: RENTAL & LEASING — 1.6%
Mobile Mini, Inc. *	363,155	14,954,723

ENGINEERING & CONTRACTING SERVICES — 1.7%
Chicago Bridge & Iron Co. N.V. (Netherlands)	189,885	15,787,039

INTERNATIONAL TRADE AND DIVERSIFIED LOGISTICS — 1.1%
MSC Industrial Direct Co., Inc. (A Shares)	119,240	9,642,939

MACHINERY: INDUSTRIAL — 2.7%
Middleby Corp. *	51,200	12,286,464
Tennant Co.	174,800	11,853,188

		24,139,652

OFFICE SUPPLIES & EQUIPMENT — 0.5%
Electronics For Imaging, Inc. *	115,700	4,481,061

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2013

	Shares	Value (Note 2)
Producer Durables — (Continued)
SCIENTIFIC INSTRUMENTS: ELECTRICAL — 3.3%
A.O. Smith Corp.	273,455	$14,750,163
EnerSys, Inc.	216,150	15,149,954

		29,900,117

SHIPPING — 0.6%
UTi Worldwide, Inc.	329,605	5,787,864

TOTAL PRODUCER DURABLES		118,945,203

Technology — 25.9%
COMMUNICATIONS TECHNOLOGY — 1.2%
Finisar Corp. *	225,782	5,400,705
NICE-Systems, Ltd., Sponsored ADR	128,710	5,271,962

		10,672,667

COMPUTER SERVICES SOFTWARE & SYSTEMS — 15.7%
Acxiom Corp. *	697,886	25,807,824
Bankrate, Inc. *	771,005	13,831,830
Bottomline Technologies, Inc. *	365,675	13,222,808
Dealertrack Holdings, Inc. *	401,310	19,294,985
InterXion Holding NV *	263,975	6,232,450
MICROS Systems, Inc. * (a)	107,210	6,150,638
NIC, Inc.	415,827	10,341,617
Pegasystems, Inc. (a)	197,575	9,716,739
Sapient Corp. *	690,810	11,992,462
SciQuest, Inc. *	197,115	5,613,835
Syntel, Inc.	66,477	6,046,083
Ultimate Software Group, Inc. *	91,880	14,077,854

		142,329,125

CONSUMER SERVICES SOFTWARE & SYSTEM — 0.3%
MiX Telematics, Ltd., Sponsored ADR *	225,245	2,795,290

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — continued

December 31, 2013

	Shares	Value (Note 2)
Technology — (Continued)
ELECTRONIC COMPONENTS — 3.7%
3D Systems Corp. * (a)	115,957	$10,775,884
Methode Electronics, Inc.	176,035	6,018,637
Rogers Corp. *	269,930	16,600,695

		33,395,216

PRODUCTION TECHNOLOGY EQUIPMENT — 1.7%
ATMI, Inc. *	205,885	6,219,786
Teradyne, Inc. * (a)	528,300	9,308,646

		15,528,432

SEMICONDUCTORS & COMPONENTS — 3.3%
Diodes, Inc. *	294,295	6,933,590
Integrated Device Technology, Inc. *	1,211,735	12,347,580
MaxLinear, Inc. (A Shares) *	384,155	4,006,737
Power Integrations, Inc.	121,495	6,781,851

		30,069,758

TOTAL TECHNOLOGY		234,790,488

Utilities — 0.6%
TELECOMMUNICATIONS — 0.6%
8X8, Inc. *	564,460	5,734,914

TOTAL UTILITIES		5,734,914

TOTAL COMMON STOCK (COST $460,074,196)		820,626,126

Warrants — 0.0%
Energy — 0.0%
Magnum Hunter Resources, Strike price $8.50, Expires 4/15/16	186,281	—

TOTAL ENERGY		—

TOTAL WARRANTS (COST $ — )		—

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Schedule of Investments — concluded

December 31, 2013

	Shares	Value (Note 2)
EXCHANGE-TRADED FUND — 5.8%
DIVERSIFIED FINANCIAL SERVICES — 5.8%
iShares Russell 2000 Growth Index Fund (a)	385,255	$52,205,905

TOTAL EXCHANGE-TRADED FUND (COST $49,454,576)		52,205,905

SECURITIES LENDING COLLATERAL — 9.6%
BlackRock Liquidity Funds TempFund Portfolio	86,666,639	86,666,639

TOTAL SECURITIES LENDING COLLATERAL (COST $86,666,639)		86,666,639

MONEY MARKET SECURITY — 3.6%
BlackRock Liquidity Funds TempFund Portfolio	33,076,113	33,076,113

TOTAL MONEY MARKET SECURITY (COST $33,076,113)		33,076,113

TOTAL INVESTMENTS (COST $629,271,524) — 109.6%		992,574,783

LIABILITIES IN EXCESS OF OTHER ASSETS — (9.6)%		(86,717,960)

NET ASSETS — 100.0%		$905,856,823

*	Non-income producing security.
(a)	All or a portion of the security is on loan. See Note 11 in Notes to Financial Statements.

ADR American Depository Receipt

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Assets and Liabilities

As of December 31, 2013
Assets:
Investment in securities, at fair value*
(Cost $629,271,524)	$992,574,783
Receivables for:
Capital shares subscribed	1,547,198
Dividends	387,670
Investment securities sold	364,698
Other assets	170,481

Total Assets	995,044,830

Liabilities:
Payables for:
Securities lending collateral	86,666,639
Capital shares redeemed	788,883
Advisory fee	752,450
Investment securities purchased	692,591
Trustee fees	52
Accrued expenses and other liabilities	287,392

Total Liabilities	89,188,007

Net Assets	$905,856,823

Net Assets Consisted of:
Shares of beneficial interest at par value	$397,161
Additional paid-in capital	542,271,371
Accumulated net realized loss on investments	(114,968)
Net unrealized appreciation on investments	363,303,259

Net Assets	$905,856,823

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Assets and Liabilities — concluded

As of December 31, 2013
INVESTOR CLASS
Net asset value, offering and redemption price per share ($379,417,160 / 16,637,396 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$22.81

INSTITUTIONAL CLASS
Net asset value, offering and redemption price per share ($384,551,157 / 16,856,847 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$22.81

ADVISOR CLASS
Net asset value, offering and redemption price per share ($141,888,506 / 6,221,815 outstanding shares of beneficial interest, $0.01 par value, unlimited authorized shares)	$22.81

*	Includes market value of securities on loan of $84,903,084.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Operations

For the Year Ended December 31, 2013
Investment Income:
Dividends (net of $18,041 foreign taxes withheld)	$2,440,027
Securities lending income	937,450

Total income	3,377,477

Expenses:
Advisory fees (Note 6)	7,189,551
Accounting and administration fees (Note 6)	443,440
Transfer agent fees (Note 6)	411,307
Registration fees	176,642
Legal fees	161,749
Compliance service fees	81,263
Trustees’ fees (Note 6)	76,052
Custodian fees (Note 6)	61,888
Audit & tax fees	46,000
Printing & shareholder report fees	41,764
Shareholder servicing fees, Investor Class (See Note 6)	467,521
Shareholder servicing fees, Advisor Class (See Note 6)	13,849
Miscellaneous	85,699

Total expenses	9,256,725

Net investment loss	(5,879,248)

Realized and unrealized gain (loss) from investments
Net realized gain from investments	14,916,831
Net change in unrealized appreciation on investments	245,382,419

Net realized and unrealized gain from investments	260,299,250

Net increase in net assets resulting from operations	$254,420,002

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,879,248)	$(2,715,500)
Net realized gain from investments	14,916,831	34,221,460
Net change in unrealized appreciation on investments	245,382,419	15,780,342

Net increase in net assets resulting from operations	254,420,002	47,286,302

Distributions to shareholders:
From net realized capital gains
Investor Class	(6,176,963)	(31,589,357)
Institutional Class	(6,331,799)	—
Advisor Class	(2,341,027)	—

Total distributions to shareholders	(14,849,789)	(31,589,357)

Increase in net assets from capital share transactions [1]	230,884,570	87,905,441

Total increase in net assets	470,454,783	103,602,386
Net assets:
Beginning of Year	435,402,040	331,799,654

End of Year	$905,856,823	$435,402,040

[1]	For details on capital share transactions by class, see Statement of Changes in Net Assets — Capital Stock Activity on page 23.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Statement of Changes in Net Assets — Capital Stock Activity

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Value	Shares	Value
Investor Class
Proceeds from Shares issued	18,459,653	$338,343,911	9,728,364	$163,413,277
Reinvestment of distributions	212,850	4,835,944	1,336,170	21,191,663
Redemption fees (Note 5)	—	97,409	—	49,258
Cost of Shares redeemed[1]	(28,914,719)	(614,732,156)	(5,788,759)	(96,748,757)

Net increase (decrease)	(10,242,216)	$(271,454,892)	5,275,775	$87,905,441

Institutional Class*
Proceeds from Shares issued[1]	17,267,862	$371,671,616	—	$—
Reinvestment of distributions	76,301	1,733,569	—	—
Redemption fees (Note 5)	—	9,852	—	—
Cost of Shares redeemed	(487,316)	(10,741,993)	—	—

Net increase	16,856,847	$362,673,044	—	$—

Advisor Class**
Proceeds from Shares issued	6,370,519	$143,009,988	—	$—
Reinvestment of distributions	173	3,931	—	—
Redemption fees (Note 5)	—	1,627	—	—
Cost of Shares redeemed	(148,877)	(3,349,128)	—	—

Net increase	6,221,815	$139,666,418	—	$—

Increase in Net Assets from Capital Share Transactions	12,836,446	$230,884,570	5,275,775	$87,905,441

*	Institutional Class Shares commenced operations on May 15, 2013.
**	Advisor Class Shares commenced operations on July 19, 2013.
[1]	Includes seed amount of $1,717,391 from Investor Class to Institutional Class on May 15, 2013.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended December 31
Investor Class[1]	2013	2012	2011	2010	2009
Net asset value at beginning of year	$16.20	$15.36	$16.13	$12.19	$9.13

Investment Operations
Net investment loss	(0.16)[2]	(0.10)	(0.16)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	7.15	2.17	0.25	4.36	3.17

Total from investment operations	6.99	2.07	0.09	4.22	3.06

Distributions
From net realized gain on investments	(0.38)	(1.23)	(0.86)	(0.28)	—

Total distributions	(0.38)	(1.23)	(0.86)	(0.28)	—

Net asset value at end of year	$22.81	$16.20	$15.36	$16.13	$12.19

Total return	43.14%[3]	13.64%	0.50%	34.57%	33.52%

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.29%	1.47%	1.44%	1.48%	1.46%
Net investment loss to average net assets	(0.83)%	(0.68)%	(0.99)%	(1.00)%	(1.09)%
Portfolio turnover rate[4]	42.89%	34.03%	41.68%	29.12%	32.14%
Net assets at end of year (000’s omitted)	$379,417	$435,402	$331,800	$314,776	$253,273

[1]	In connection with the adoption of the Multi-Class Plan, the existing shares of the Fund were designated as Investor Class shares effective April 22, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Investor Class performance prior to May 1, 2013 does not reflect a shareholder service fee initiated on that date.
[4]	Portfolio turnover is calculated at the Fund level.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

Institutional Class	For the Period Ended December 31, 2013[1]
Net asset value at beginning of period	$18.82

Investment Operations
Net investment loss[2]	(0.10)
Net realized and unrealized gain on investments	4.47

Total from investment operations	4.37

Distributions
From net realized gain on investments	(0.38)

Total distributions	(0.38)

Net asset value at end of period	$22.81

Total return	23.21	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.22	%**
Net investment loss to average net assets	(0.72	)%**
Portfolio turnover rate[3]	42.89	%*
Net assets at end of period (000’s omitted)	$384,551

[1]	Institutional Class shares commenced operations on May 15, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Financial Highlights

Advisor Class	For the Period Ended December 31, 2013[1]
Net asset value at beginning of period	$20.08

Investment Operations
Net investment loss[2]	(0.07)
Net realized and unrealized gain on investments	3.18

Total from investment operations	3.11

Distributions
From net realized gain on investments	(0.38)

Total distributions	(0.38)

Net asset value at end of period	$22.81

Total return	15.48	%*

Ratios to average net assets/Supplemental Data:
Expenses to average net assets	1.32	%**
Net investment loss to average net assets	(0.70	)%**
Portfolio turnover rate[3]	42.89	%*
Net assets at end of period (000’s omitted)	$141,889

[1]	Advisor Class shares commenced operations on July 19, 2013.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Portfolio turnover is calculated at the Fund level.
*	Not Annualized.
**	Annualized.

See Accompanying Notes to Financial Statements

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements

For the Year Ended December 31, 2013

1. Organization. The Kalmar “Growth-with-Value” Small Cap Fund (the “Fund”) is a series of Kalmar Pooled Investment Trust (the “Trust”), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

Effective April 22, 2013, in connection with the adoption of a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, (the “Multi-Class Plan”), the Board of Trustees of the Trust designated the existing shares of the Fund as Investor Class shares and authorized the issuance of two additional Classes of shares, namely the Institutional Class and the Advisor Class. As of the date hereof, the Fund offers three classes of shares: Investor Class, Institutional Class and Advisor Class shares. Prior to April 22, 2013, the Fund issued a single class of shares. Institutional Class shares commenced operations on May 15, 2013. Advisor Class shares commenced operations on July 19, 2013. Shares of the Fund are offered and sold on a no-load basis, without the imposition of sales charges.

2. Risk Considerations

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Fund’s Statement of Assets and Liabilities.

3. Security Valuation. A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stock and exchange-traded funds: Common stock and exchanged-traded funds are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Open-end mutual funds: Investments in open-end mutual funds, including money market funds and securities lending collateral, are valued at their closing net asset value each business day and are categorized in Level 1 of the fair value hierarchy.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Short-term securities: Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value, unless the Trust’s Board of Trustees determines that this does not represent fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Total Value at December 31, 2013	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stock*	$820,626,126	$820,626,126	$—	$—
Exchange Traded Fund	52,205,905	52,205,905	—	—
Money Market Security	33,076,113	33,076,113	—	—
Securities Lending Collateral	86,666,639	86,666,639	—	—

Total	$992,574,783	$992,574,783	$—	$—

*	Please refer to the Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2013, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$629,386,522

Gross tax unrealized appreciation	366,493,404
Gross tax unrealized depreciation	(3,305,143)

Net tax unrealized appreciation on investments	$363,188,261

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (“RIC Modernization Act”) was signed into law on December 22, 2010. Under the RIC Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Calendar Year 2011 for the Fund) indefinitely. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2013, the Fund did not have a capital loss carryforward.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

4. Purchases and Sales of Investment Securities. During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases	$473,438,677
Sales	$299,535,467

5. Redemption Fees. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

6. Investment Adviser and Other Services. The Fund employs Kalmar Investment Advisers (the “Adviser”) as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average of daily net assets. For the year ended December 31, 2013, investment advisory fees were $7,189,551.

The Fund’s investment adviser, Kalmar Investment Advisers (“Kalmar” or the “Adviser”), has contractually agreed to the reimbursement of other operating expenses or the waiver of all or a portion of its advisory fee in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets, 1.50%, 1.25% and 1.35% with respect to the Investor Class, the Institutional Class and the Advisor Class, respectively (the “Expense Limitation”). Kalmar will reimburse expenses attributable to a specific class before waiving its advisory fee or reimbursing other expenses allocated to the Fund as a whole (“Fund-wide expenses”). The Expense Limitation will remain in place until April 30, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses reimbursed or fees waived within a three-year period from the year in which the Adviser reimbursed expenses of a Class or the Fund or waived its fees. For the year ended December 31, 2013, the Adviser did not reimburse or waive any expenses.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust. BNY Mellon also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

Foreside Funds Distributors LLC (the “Underwriter”), provides principal underwriting services to the Fund pursuant to an Underwriting Services Agreement with the Trust.

The Bank of New York Mellon, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

Those Trustees who are not “interested persons” of the Fund receive an annual retainer of $10,000, meeting fees of $1,500 and committee meeting fees of $1,000. The aggregate remuneration paid to the Trustees by the Fund during the fiscal year ended December 31, 2013 was $76,052. Trustees of the Fund who are officers or employees of the Adviser are paid by the Adviser and not the Fund. Certain employees of BNY Mellon are officers of the Fund. They are not compensated by the Fund. The Chief Compliance Officer (“CCO”) is an employee of the Adviser. The Fund is responsible for reimbursing the Adviser for a portion of her salary allocated to her duties as the CCO of the Fund.

Effective May 1, 2013, pursuant to the Shareholder Services Plans adopted by the Trust with respect to the Investor Class and Advisor Class shares of the Fund, the Fund, or the Adviser on behalf of the Fund, may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide shareholder servicing activities for their clients invested in the Fund. As compensation for shareholder servicing activities, the Fund is authorized to pay a fee of up to 0.25% of the Fund’s average daily net assets of its Investor Class shares and a fee up to 0.10% of the Fund’s average daily net assets of its Advisor Class shares.

7. Distributions to Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the last two fiscal years was as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Long-term capital gains	$14,849,789	$31,589,357

	$14,849,789	$31,589,357

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — continued

8. Reclassification in the Capital Accounts. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2013.

Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(5,879,248)	$5,879,248	$—

9. Components of Distributable Earnings. As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$—	$30	$363,188,261

10. Contractual Obligations. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Securities Lending. The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. The Fund receives securities lending income in the form of fees or by retaining a portion of interest or dividends on the investment of any cash received or collateral. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Fund will bear the risk of loss of the invested collateral. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. As of December 31, 2013, the market value of the securities on loan and collateral are $84,903,084 and $86,666,639, respectively.

Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of December 31, 2013:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments[1]	Cash Collateral Received	Net Amount
Securities Lending	$84,903,084	$—	$84,903,084	$(84,903,084)	$—	$—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Notes to Financial Statements — concluded

12. New Accounting Pronouncements. In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance requires an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Kalmar Pooled Investment Trust and the Shareholders of Kalmar “Growth-with-Value” Small Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Kalmar “Growth-with-Value” Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar “Growth-with-Value” Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 26, 2014

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management

(Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling (800) 463-6670. The address of each Trustee and Officer as it relates to the Trust’s business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
DISINTERESTED TRUSTEES
Wendell Fenton Date of Birth: May 1939 Trustee	Since 1997	Retired since 2009; formerly, Partner, Richards, Layton & Finger (law firm) from 1971 to 2009.	1	None.
Nicholas A. Giordano Date of Birth: March 1943 Trustee	Since 2000	Consultant, financial services organizations since 1997.	1	Trustee, Wilmington Funds (12 portfolios) (a registered investment company); Director, Independence Blue Cross; Director, Intricon Corp. (producer of medical devices); and Director, The RBB Fund, Inc. (18 portfolios), (a registered investment company).
David M. Reese, Jr. Date of Birth: July 1935 Trustee	Since 1997	Semi-retired since 1996.	1	None.
David D. Wakefield Date of Birth: October 1930 Trustee	Since 1997	Retired private investor since 1997.	1	Formerly, Director, Townsend’s Inc. (food products and services) (1998-2009).
INTERESTED TRUSTEE
Ford B. Draper, Jr.[2] Date of Birth: May 1942 Trustee, Chairman, President, Principal Executive Officer	Since 1997	Founder, President, Director, and Chief Investment Officer of Kalmar Investments Inc. since 1982; President, Kalmar Investment Advisers since 1997.	1	None.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Fund Management — concluded

(Unaudited)

Name, DOB and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Directorships / Held by Trustee For Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES
Ford B. Draper, III[3] Date of Birth: November 1966 Vice President	Since 2000	Managing Director, Trading and Client Services, Kalmar Investments Inc. since 1991 and Kalmar Investment Advisers since 1997.	N/A	N/A
Verna Knowles Date of Birth: November 1945 Treasurer and Chief Financial Officer	Since 1998	Administration Director and Treasurer, Kalmar Investments Inc. since 1998; Trustee and Treasurer, Kalmar Investment Advisers since 1997; President and Director, Books and Balances Ltd. (accounting services) since 1988.	N/A	N/A
Marjorie L. McMenamin Date of Birth: August 1949 Secretary	Since 1998	Operations Director, Kalmar Investments Inc. since 1992; Operations Director, Kalmar Investment Advisers since 1997.	N/A	N/A
Kimberly R. Portmann Date of Birth: January 1967 Chief Compliance Officer	Since 2004	Chief Compliance Officer, Kalmar Investments Inc. and Kalmar Investment Advisers since 2004.	N/A	N/A
Diane J. Drake Date of Birth: July 1967 Assistant Secretary	Since 2005	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly PNC Global Investment Servicing (U.S.) Inc.) since 2008.	N/A	N/A
James G. Shaw Date of Birth: October 1960 Assistant Treasurer	Since 2005	Sr. Director and Vice President, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) since 2005.	N/A	N/A

[1]	Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.
[2]	Mr. Ford B. Draper, Jr. is an “interested” Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust’s investment adviser.
[3]	Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters

(Unaudited)

1. Proxy Voting Policies and Procedures. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser’s website, www.kalmarinvestments.com, or by accessing the SEC’s website at www.sec.gov.

2. Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC’s website www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. Approval of Investment Management Agreement. At the meeting held on November 12, 2013, the Board of Trustees of Kalmar Pooled Investment Trust, including a majority of those Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”), unanimously approved the continuation of the investment management agreement (the “Agreement”) for an additional one year period. At the direction of the Independent Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser’s portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser’s proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with the approval of an advisory agreement. In addition to the information provided by the Adviser as described above, the Trustees considered all other factors they believed to be relevant to evaluating the Agreement. The Board also considered and weighed their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund’s legal counsel.

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser’s Form ADV, the size of the Adviser’s staff performing services for the Fund and their qualifications and considered the Adviser’s investment philosophy for the Fund. Based on the information

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters — continued

(Unaudited)

provided and the Board’s previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and consistent with the terms of the Agreement, that the quality of the services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser’s services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate levels of education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund’s performance for the one year, three year, five year, and ten year periods, each ended September 30, 2013, and compared the Fund’s performance against the Russell 2000® Growth Index and the Russell 2000® Index for the same periods. The Trustees noted that the performance for the one year, three year, five year and ten year periods, the Fund’s performance exceeded the performance of the indices. The Board also reviewed the performance of the Fund relative to a peer group of other small cap funds selected by the investment adviser and noted that the Fund’s performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies. The Board also noted that it reviews the investment performance of the Fund on an ongoing basis throughout the year.

The Board also reviewed information on the Fund’s advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser’s fee and the Fund’s overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund’s total expense ratio. The Trustees also considered the fees the Adviser charges to separate accounts that it manages. The Trustees noted that the fees charged to the Fund are similar to the fees charged to the Adviser’s separate accounts, although the Fund’s operations are more complicated and the Fund has additional compliance obligations. The Trustees also noted that, unlike the separate accounts, the Adviser needs to manage the Fund for daily liquidity and for various IRS and compliance tests. The Board concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund’s investment performance.

The Board also considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Board reviewed the Adviser’s cost allocation methodology as well as the Adviser’s balance sheet and schedule of revenue, expenses and operating income. The Board noted that the Adviser’s level of profitability in providing service to the Fund is an important factor and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically, but are not excessive. Based on this information, the Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

KALMAR

POOLED

INVESTMENT

TRUST

“GROWTH-WITH-VALUE”

SMALL CAP FUND

Other Matters — concluded

(Unaudited)

The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the Adviser’s compliance culture and the Fund’s investment performance. The Board also considered the advisory fee breakpoints and the benefit derived by shareholders as the Fund’s asset levels increase. The Board determined that economies of scale for the benefit of shareholders should be achieved as assets of the Fund increase as a result of breakpoint reductions in the advisory fee rate at specific asset levels.

After consideration of all the factors, taking into consideration the information presented at the meeting and previous meetings of the Board and deliberating in executive session, the entire Board, including the Independent Trustees, approved the Agreement with the Adviser for an additional one-year period ending November 30, 2014. In arriving at their decision the Trustees did not identify any single matter as controlling the Board’s analysis, but made their determination in light of all the circumstances.

KALMAR POOLED INVESTMENT TRUST

PRIVACY POLICY

Kalmar and our employees recognize the importance of protecting the privacy and confidentiality of your nonpublic personal information. To help you better understand how your personal information is protected at Kalmar we are providing you with the following statement describing our practices and policies regarding the collection, use, retention, and security of nonpublic information. In the event you terminate your client relationship with us, or temporarily become inactive, we will continue to adhere to the policies and practices described in this notice.

INFORMATION WE COLLECT

We collect nonpublic personal information about you (and our other clients) from the following sources:

•	Information we receive from you on contracts, fund applications or other forms;

•	Information about your transactions with us, our affiliates or others; and

•	Information we receive from you through conversations on the telephone or in person and written or E-mail correspondence.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former clients, to third parties except on the limited basis necessary to help manage your affairs confidentially, and importantly on the limited basis permitted or required by law. As an example, we may provide information about you to third parties such as your custodian or accountant to assist us in servicing your account and to send transaction confirmations, quarterly and annual reports, and tax forms to you.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic, and procedural safeguards that comply with all applicable laws in order to protect your nonpublic personal information. We also restrict access to your non-public personal and account information to those employees who need to know that information to provide products or services to you. In addition, reasonable measures are taken to ensure for the proper disposal of any personal and account information in accordance with Securities and Exchange Commission Regulation S-P.

INVESTMENT ADVISER

KALMAR INVESTMENT ADVISERS

BARLEY MILL HOUSE

3701 KENNETT PIKE

WILMINGTON, DE 19807

(WEBSITE) WWW.KALMARINVESTMENTS.COM

DISTRIBUTOR

FORESIDE FUNDS DISTRIBUTORS LLC

400 BERWYN PARK

899 CASSATT ROAD

BERWYN, PA 19312

SHAREHOLDER SERVICES

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

CUSTODIAN

THE BANK OF NEW YORK MELLON

ONE WALL STREET

NEW YORK, NY 10286

LEGAL COUNSEL

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

18TH & ARCH STREETS

PHILADELPHIA, PA 19103-2799

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP

1700 MARKET STREET

PHILADELPHIA, PA 19103

KALMAR POOLED INVESTMENT TRUST

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 COMPUTER DRIVE

WESTBOROUGH, MA 01581

(WEBSITE) WWW.KALMARINVESTMENTS.COM

KL12—12/13

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that each of Nicholas A. Giordano and David D. Wakefield is an “audit committee financial expert” serving on its audit committee and that each is “independent,” as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,500 for 2012 and $33,500 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,500 for 2012 and $6,500 for 2013. The fees billed were for review by the principal accountant of the registrant’s Federal and State tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant’s principal accountant to Kalmar Investment Advisers.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kalmar Pooled Investment Trust

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ford B. Draper, Jr.
Ford B. Draper, Jr., Chief Executive Officer
(principal executive officer)

Date March 5, 2014

By (Signature and Title)* /s/ Cynthia Richards
Cynthia Richards, Chief Financial Officer
(principal financial officer)

Date March 5, 2014

* Print the name and title of each signing officer under his or her signature.